SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 25, 2002


                             SF HOLDINGS GROUP, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                                              13-3990796
(State or other jurisdiction of                               (I.R.S. employer
 incorporation or organization)                              identification no.)




           373 Park Avenue South
                New York, NY                                         10016
   (Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code: (212) 779-7448

Item 5.      Other Events.
             -------------

      SF Holdings Group, Inc. (the "Company") issued a press release on January 29, 2002 which is attached hereto as Exhibit 99.1 and by this reference incorporated herein.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

(c)   Exhibits

Exhibit No.       Description
-----------       -----------

3.1               Amended and Restated Certificate of Incorporation of the
                  Company.

4.1 Supplemental Indenture, effective as of January 25, 2002, to that certain Indenture, dated as of March 12, 1998, between the Company and The Bank of New York, as Trustee.

4.2 Registration Agreement, dated as of January 26, 2002, between the Company and Jefferies & Company, Inc. ("Jefferies").

10.1 Guaranty Agreement, dated as of January 26, 2002, among the Company, as Guarantor, Jefferies, as Purchaser and TCW/Crescent Mezzanine, L.L.C., as Collateral Agent ("Collateral Agent") in respect of Newcup, LLC Note Purchase Agreement, dated as of January 25, 2002.

10.2 14.26% Series A Secured Note due January 24, 2009 in the amount of $34,500,000 payable to Jefferies by Newcup, LLC.

10.3 14.26% Series B Secured Note due January 24, 2009 in the amount of $19,500,000 payable to Jefferies by Newcup, LLC.

10.4 Pledge Agreement, dated as of January 26, 2002, made by the Company in favor of the Collateral Agent.

10.5 Option Agreement, dated as of January 26, 2002, between the Company and Cupcorp, Inc.

10.6 Option Agreement, dated as of January 26, 2002, between the Company and Jefferies.

10.7 Guaranty Fee Agreement, dated as of January 26, 2002, between the Company and Newcup, LLC.

10.8 Warrant Agreement, dated as of January 26, 2002, between the Company and Jefferies.

10.9 Warrant Certificate for 76,082 Warrants issued to Jefferies by the Company.

99.1              Press release issued by the Company dated January 29, 2002.



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

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              SF HOLDINGS GROUP, INC.


                              By:   /s/ Hans H. Heinsen
                                    ----------------------------------------
                                    Hans H. Heinsen
                                    Senior Vice President and
                                    Chief Financial Officer
                                    (Principal Financial and Accounting
                                    Officer and Duly Authorized Officer)


Date:  February 1, 2002



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

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

3.1               Amended and Restated Certificate of Incorporation of the
                  Company.

4.1 Supplemental Indenture, effective as of January 25, 2002, to that certain Indenture, dated as of March 12, 1998, between the Company and The Bank of New York, as Trustee.

4.2 Registration Agreement, dated as of January 26, 2002, between the Company and Jefferies & Company, Inc. ("Jefferies").

10.1 Guaranty Agreement, dated as of January 26, 2002, among the Company, as Guarantor, Jefferies, as Purchaser and TCW/Crescent Mezzanine, L.L.C., as Collateral Agent ("Collateral Agent") in respect of Newcup, LLC Note Purchase Agreement, dated as of January 25, 2002.

10.2 14.26% Series A Secured Note due January 24, 2009 in the amount of $34,500,000 payable to Jefferies by Newcup, LLC.

10.3 14.26% Series B Secured Note due January 24, 2009 in the amount of $19,500,000 payable to Jefferies by Newcup, LLC.

10.4 Pledge Agreement, dated as of January 26, 2002, made by the Company in favor of the Collateral Agent.

10.5 Option Agreement, dated as of January 26, 2002, between the Company and Cupcorp, Inc.

10.6 Option Agreement, dated as of January 26, 2002, between the Company and Jefferies.

10.7 Guaranty Fee Agreement, dated as of January 26, 2002, between the Company and Newcup, LLC.

10.8              Warrant Agreement, dated as of January 26, 2002, between
                           the Company and Jefferies.

10.9 Warrant Certificate for 76,082 Warrants issued to Jefferies by the Company.

99.1              Press release issued by the Company dated January 29, 2002.



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